UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

2929 Walnut Street, Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

The information in this Item 2.02 - “Results of Operations and Financial Condition,” including the press release attached as an exhibit to this Current Report, is being furnished and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On July 22, 2019, we issued a press release announcing our financial results for the six months ended June 30, 2019.  After publication of the release, we corrected accumulated depreciation in the Consolidated Balance Sheets and depreciation and amortization expense in the Consolidated Statements of Operations.  These corrections had flow-through effects on other financial statement line items derived from these two corrected financial metrics including a $0.01 reduction in earnings per share for the three months ended June 30, 2019 and the six months ended June 30, 2018, with no change to FFO during any reported period and a $8.7 million reduction in cumulative earnings as of June 30, 2019.  A copy of the corrected press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission's Regulation G.  With respect to such non-GAAP financial measures, we have disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.

Item 9.01Financial Statements and Exhibits

Exhibits

99.1	Brandywine Realty Trust Press Release dated July 22, 2019.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership L.P.,

By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: July 26, 2019

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